SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

Post Properties, Inc.

Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia
Georgia

(State or other jurisdiction of incorporation)

1-12080
0-28226

(Commission File Number)

58-1550675
58-2053632

(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327

(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

Exhibit
Number	Description

99.1	Earnings Release

99.2	Supplemental Financial Data

Item 12. Disclosure of Financial Results and Financial Condition.

     On November 3, 2003, Post Properties, Inc. (the “Company” and together with Post Apartment Homes, L.P., the “Registrants”) issued an Earnings Release and Supplemental Financial Data announcing its financial results for the quarterly period ended September 30, 2003. The Earnings Release and Supplemental Financial Data contain information about the Registrants’ financial condition and results of operations for the quarterly period ended September 30, 2003. A copy of the Earnings Release is attached hereto as Exhibit 99.1. A copy of the Supplemental Financial Data is attached hereto as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 4, 2003.

POST PROPERTIES, INC.

By:	/s/	David P. Stockert

David P. Stockert President and Chief Executive Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: November 4, 2003.

POST APARTMENT HOMES, L.P.

By:	POST GP HOLDINGS, INC., as General Partner

By:	/s/	David P. Stockert

David P. Stockert President and Chief Executive Officer

EXHIBIT INDEX

Earnings	Description

99.1	Earnings Release

99.2	Supplemental Financial Data